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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We consent to the use in this Registration Statement on Form S-8 of our report dated March 10, 1997 relating to the financial statements of Electronic Transmission Corporation for the years ended December 31, 1996 and 1995.



/s/ SIMONTON, KUTAC & BARNIDGE, L.L.P.

Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas

April 8, 1997



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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We consent to the use in this Registration Statement on Form S-8 of our report dated March 23, 1997 relating to the financial statements of ETC Transaction Corporation for the years ended December 31, 1996 and 1995, and our special purpose pro forma report dated March 23, 1997 relating to the financial statements of ETC Transaction Corporation and Electronic Transmission Corporation for the years ended December 31, 1996 and 1995.



/s/ SIMONTON, KUTAC & BARNIDGE, L.L.P.

Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas

April 8, 1997